CALVERT AGGRESSIVE ALLOCATION FUND

Supplement to Summary Prospectus dated
February 1, 2019 as revised June 21, 2019

Effective August 2, 2019, the name of Calvert Aggressive Allocation Fund is changed to Calvert Growth Allocation Fund and the Fund’s blended benchmark is renamed Growth Allocation Blended Benchmark.

July 3, 2019	32630 7.3.19